UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 22, 2008

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

     BB&T Corporation held its Annual Meeting of Shareholders on April 22, 2008. The shareholders voted on and approved all proposals that were presented. Listed below are the results of the election.

Proposal 1 - Election of Directors

Each of the following individuals was elected to serve a one-year term expiring at the Annual Meeting of Shareholders for 2009.

John A. Allison IV	Barry J. Fitzpatrick	J. Holmes Morrison
Jennifer S. Banner	L. Vincent Hackley, PhD.	Nido R. Qubein
Anna R. Cablik	Jane P. Helm	Thomas N. Thompson
Nelle R. Chilton	John P. Howe III, M.D.	Stephen T. Williams
Ronald E. Deal	James H. Maynard
Tom D. Efird	Albert O. McCauley

Proposal 2 - Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

Shareholders ratified the reappointment of PricewaterhouseCoopers LLP to be BB&T Corporation’s independent registered public accounting firm for the year 2008.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Executive Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       April 22, 2008